                      AEGON/TRANSAMERICA SERIES FUND, INC.

                            BLACKROCK LARGE CAP VALUE

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (800) 851-9777

                                                                   April 3, 2004

Dear Policyowner:

AEGON/Transamerica Series Fund, Inc. ("ATSF") consists of several investment portfolios ("funds"). Shares of the funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner," collectively, "Policyowners") of variable annuity contracts and variable life policies (collectively, the "Policies"). As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Financial Life Insurance Company ("TFLIC"), (formerly, AUSA Life Insurance Company), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company ("Peoples") and Transamerica Life Insurance and Annuity Company (Transamerica Life & Annuity) (collectively, the "Insurance Companies") are the only shareholders of the investment funds offered by ATSF. ATSF has agreed to solicit voting instructions from Policyowners invested in BlackRock Large Cap Value (the "Acquired Fund") in conjunction with a reorganization of that fund into PBHG/NWQ Value Select ("Acquiring Fund") (each a "Fund", together the "Funds"). Upon completion of the Reorganization, it is anticipated that Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury") will assume the sub-advisory functions of the Acquiring Fund and the Acquiring Fund will be renamed Mercury Large Cap Value.

Transamerica is the only Insurance Companies that offers Acquired Fund in its products. You have received this Proxy/Prospectus Statement because you have a variable life insurance policy or a variable annuity contract (either of which is referred to as a "Policy") of this Insurance Company and you are invested in Acquired Fund.

As such owner, you have the right to give voting instructions on certain shares of Acquired Fund that are attributable to your Policy, if your voting instructions are properly submitted and received prior to the special meeting of shareholders of Acquired Fund ("Special Meeting"), to be held at 2:30 p.m., local time, on April 27, 2004, at the offices of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Accordingly, you are being asked to provide voting instructions regarding the proposal to shareholders to approve or disapprove the Reorganization. The Prospectus/Proxy Statement should be read carefully and retained for future reference as it sets forth information about Acquiring Fund and Acquired Fund that you should know before providing instructions.

The Board of Directors of ATSF has approved a reorganization of Acquired Fund into Acquiring Fund. AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to both Funds. Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC ("PBHG/NWQ") currently serve as sub-advisers to Acquiring Fund and BlackRock Advisors, Inc. ("BlackRock") currently serves as sub-adviser to Acquired Fund. Acquired Fund has investment objectives and policies that are similar in many respects to those of Acquiring Fund. As a result of economies of scale, the Reorganization is expected to result in operating expenses that are lower for Policyowners.

The Board of Directors recommends that Acquired Fund's Policyowners provide instructions to vote "FOR" the proposal.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                              Sincerely,

                              Brian C. Scott
                              Director, President and Chief Executive Officer

                       AEGON/TRANSAMERICA SERIES FUND, INC

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (800) 851-9777

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                            BLACKROCK LARGE CAP VALUE

                          TO BE HELD ON APRIL 27, 2004


A special meeting of shareholders of BLACKROCK LARGE CAP VALUE is scheduled for April 27, 2004 at 2:30 p.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, or as adjourned from time-to-time (the "Special Meeting").

The purpose of the Special Meeting is as follows:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of BLACKROCK LARGE CAP VALUE (the "Acquired Fund") by PBHG/NWQ VALUE SELECT (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business, that may properly come before the Special Meeting.

Policyowners of record at the close of business on February 20, 2004 are entitled to notice of, and to provide voting instructions at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are cordially invited to attend the Special Meeting. Policyowners who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed voting instruction form and return it promptly in the envelope provided for that purpose. Your voting instruction form also provides instructions for voting via telephone, facsimile or the Internet, so you may choose to take advantage of these options to provide your instructions. Your instructions may be revoked at any time by executing and submitting a revised voting instruction form, by giving written notice of revocation to ATSF, or by providing such instructions in person at the Special Meeting.





                                              By Order of the Board of Directors

                                              John K. Carter
                                              Senior Vice President, Secretary &
                                              General Counsel
April 3, 2004

                                TABLE OF CONTENTS



INTRODUCTION................................................................1
SUMMARY.....................................................................3
   The Proposed Reorganization..............................................3
   Comparison of Investment Objectives, Strategies and Management...........3
   Comparison of Principal Risks Involved in Investing in the Funds.........4
INVESTMENT STRATEGIES AND RISKS.............................................5
   Principal Investment Strategies..........................................5
   Relative Performance.....................................................6
   Securities and Investment Techniques.....................................7
COMPARISONS OF FEES AND EXPENSES............................................7
   Operating Expenses.......................................................7
   Example..................................................................8
ADDITIONAL INFORMATION ABOUT ACQUIRING FUND.................................9
   Investment Adviser and Sub-Adviser.......................................9
   Investment Personnel.....................................................9
   Performance of the Acquiring Fund........................................9
INFORMATION ABOUT THE REORGANIZATION.......................................10
   The Reorganization Plan.................................................10
   Reasons for the Reorganization..........................................10
   Board Considerations....................................................11
   Tax Considerations......................................................11
   Expenses of the Reorganization..........................................11
ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................12
   Form of Organization....................................................12
   Dividends and Other Distributions.......................................12
   Capitalization..........................................................12
GENERAL INFORMATION........................................................12
   Solicitation of Voting Instructions.....................................12
   Voting Instructions.....................................................13
   Other Matters to Come Before the Meeting................................13
   Policyowner Proposals...................................................13
   Information about the Funds.............................................14
MORE INFORMATION REGARDING ACQUIRING FUND..................................15
APPENDIX A................................................................A-1
APPENDIX B................................................................B-1
APPENDIX C................................................................C-1

                           PROXY STATEMENT/PROSPECTUS

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 (800) 951-9777

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of BLACKROCK LARGE CAP VALUE (the "Acquired Fund"), a series of AEGON/Transamerica Series Fund, Inc. ("ATSF"), to PBHG/NWQ VALUE SELECT (the "Acquiring Fund"), also a series of AEGON/Transamerica Series Fund, Inc., solely in exchange for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of units of the Acquiring Fund. You will receive units of Acquiring Fund of Initial or Service Class having an aggregate value equal to the aggregate cash value of the units of Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

This Proxy Statement/Prospectus solicits your voting instructions in connection with a special meeting of shareholders, to be held on April 27, 2004, at which Acquired Fund shareholders will vote on the Agreement and Plan of Reorganization ("Reorganization Plan") through which these transactions will be accomplished. Because you, as a Policyowner invested in Acquired Fund are being asked to provide instructions to approve the Reorganization that will result in your holding units of Acquiring Fund. This document also serves as a prospectus for the Acquiring Fund, whose investment objective, effective May 1, 2004, will be "seeks to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index."

You should be aware that upon the completion of the Reorganization, it is anticipated that Fund Asset Management, L.P. doing business as Mercury Advisors ("Mercury") will assume the sub-advisory functions of the Acquiring Fund and the Acquiring Fund will be renamed Mercury Large Cap Value. The investment objective of Acquiring Fund when Mercury assumes service as sub-adviser will be "seeks long-term capital growth. In seeking its objective, the portfolio will seek to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index."

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated April 3, 2004 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the ATSF Prospectus and Statement of Additional Information dated May 1, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (800) 951-9777. The ATSF annual report relating to the Funds, dated December 31, 2003 is incorporated herein by reference, and is available, without charge, by calling the Customer Service number listed in your respective Policy.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

POLICYOWNERS RIGHT TO INSTRUCT SHAREHOLDERS

Shares of Acquired Fund and Acquiring Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively "Policyowners") of variable annuity contracts and variable life insurance policies. As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company

("Peoples"), AUSA Life Insurance Company ("AUSA") and Transamerica Life Insurance and Annuity Company ("Transamerica Life & Annuity"), (collectively, the "Insurance Companies") are the only shareholders of the investment options of ATSF. Transamerica owns all of the shares of Acquired Fund as listed in Appendix C. INTERESTS IN THE POLICIES FOR WHICH NO TIMELY INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE INSTRUCTIONS THAT ARE RECEIVED FROM OTHER POLICYOWNERS. TRANSAMERICA WILL ALSO VOTE ANY SHARES IN SEPARATE ACCOUNTS THAT IT OWNS, AND WHICH ARE NOT ATTRIBUTABLE TO POLICIES, IN THE SAME PROPORTION AS DETERMINED BY THE POLICYOWNERS. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions the respective shareholders will vote the shares of Acquired Fund at the Special Meeting on April 27, 2004, and any adjournment(s) thereof. ATSF will mail a copy of this Proxy Statement/Prospectus to each Policyowner of record as of February 20, 2004. The number of shares in Acquired Fund for which a Policyowner may give instructions is determined to equal the number of units based on cash value for that Fund in the Policyowner's respective policy. Fractional units will be counted.

Based upon this "cash value" attributable to Acquired Fund as of February 20, 2004, Policyowners are entitled to an aggregate of votes with respect to Acquired Fund as follows:

             Units Eligible to Provide Instructions: 1,081,295.149

As of February, 2004, the Officers and Directors of ATSF, as a group, beneficially owned less than 1% of the outstanding shares of Acquired Fund.

Proxy materials will be mailed to Policyowners on or about April 5, 2004.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Date:  April 3, 2004

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the ATSF Prospectus and the Reorganization Plan, a copy of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On December 2, 2003, the Board of Directors of ATSF approved the Reorganization Plan with respect to each of the Funds. Subject to approval of the Acquired Fund shareholders, the Reorganization Plan provides for:

o the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

o the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

o the distribution of units of the Acquiring Fund having an aggregate value equal to the Policyowners aggregate cash value of the Acquired Fund; and

o     the complete liquidation of the Acquired Fund as a series of ATSF.

The Reorganization is expected to be effective immediately after the close of business on April 30, 2004, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each policyowner invested in the Acquired Fund will become a policyowner invested in the Acquiring Fund. Each policyowner will hold, immediately after the Closing, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of units of Acquired Fund held by that policyowner as of the close of business on the day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two mutual funds within the same family of funds that are similar in many respects, as well as to assist in achieving economies of scale. Policyowners in the Acquired Fund are expected to benefit from the larger asset base and the termination of this duplication that will result from the Reorganization.

Approval of the Reorganization Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In the event that the policyowners of the Acquired Fund do not provide instructions to approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the ATSF Board of Directors will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF AEGON/TRANSAMERICA SERIES FUND, INC. UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU PROVIDE INSTRUCTIONS TO VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

o As described below, the Acquired Fund has investment objectives and policies that are similar in many respects to the investment objectives and policies of the Acquiring Fund.

o The Funds have the same investment adviser, AEGON/Transamerica Fund Advisers, Inc. (the "Investment Adviser"), 570 Carillon Parkway, St. Petersburg, Florida 33716.

o The proposed Reorganization offers potential reductions in total operating expenses for shareholders of each of the Funds.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT - The investment objectives and principal investment strategies of the Funds are similar in many respects. The Funds' principal investment strategies and policies are described in more detail below. There can be no assurance that either Fund will achieve its stated objective.


------------------------ ------------------------------------------------- ------------------------------------------------------
                                          ACQUIRED FUND                                       ACQUIRING FUND
                                                                                         (EFFECTIVE MAY, 1, 2004)
------------------------ ------------------------------------------------- ------------------------------------------------------
INVESTMENT OBJECTIVE     Seeks long-term capital appreciation and          Seeks long-term capital growth.  In seeking its
                         current income as a secondary objective.          objective, the portfolio will seek to achieve
                                                                           superior long-term performance relative to the
                                                                           Russell 1000 Value Index by investing
                                                                           primarily in a diversified portfolio of equity
                                                                           securities of large cap companies located in
                                                                           the U.S.

------------------------ ------------------------------------------------- ------------------------------------------------------
INVESTMENT STRATEGIES    Acquired Fund pursues its objectives by           Acquiring Fund pursues its objective by investing
                         investing principally in U.S. large               primarily in a diversified portfolio of equity
                         capitalization value stocks. The portfolio        securities of large capitalization companies located
                         normally invests at least 80% of its total        in the United States.  Under normal circumstances,
                         assets in the equity securities of these          the fund invests at least 80% of its assets in
                         companies.                                        equity securities of large cap companies Mercury
                                                                           selects from among those that are, at the time
                                                                           of purchase, included in the Russell 1000(R)
                                                                           Index.

------------------------ ------------------------------------------------- ------------------------------------------------------
INVESTMENT ADVISER       AEGON/Transamerica Fund Advisers, Inc.            AEGON/Transamerica Fund Advisers, Inc.
------------------------ ------------------------------------------------- ------------------------------------------------------
SUB-ADVISER              BlackRock Advisors, Inc.                          Currently: Pilgrim Baxter & Associates, Ltd. and NWQ
                                                                           Investment Management Company, LLC.

                                                                           EFFECTIVE MAY 1, 2004:  Fund Asset Management, L.P.,
                                                                           doing business as Mercury Advisors (Mercury).
------------------------ ------------------------------------------------- ------------------------------------------------------
PORTFOLIO MANAGERS       The portfolio is co-managed by David E. Byrket,   CURRENTLY: NWQ: John D. Bosse, CFA, Chief Investment
                         CFA, Managing Director and Frederick W.           Officer of NWQ, is a co-manager of the NWQ segment
                         Herrmann, CFA, Managing Director at BlackRock     of the portfolio. E.C. "Ted" Friedel, CFA, assists
                         Advisors, Inc.                                    with the management of this portfolio.

                                                                           PILGRIM BAXTER: Raymond J. McCaffrey, CFA, has been
                                                                           the portfolio manager of the Pilgrim Baxter segment
                                                                           of this portfolio since its introduction on May 1,
                                                                           2002.

                                                                           EFFECTIVE MAY 1, 2004:  The portfolio will be
                                                                           managed by a team led by Robert Doll, CFA, CPA,
                                                                           President, CIO and Senior Portfolio Manager.  Mr.
                                                                           Doll joined Merrill Lynch in 1999.  Previously, he
                                                                           was Chief Investment Officer of Oppenheimer Funds,
                                                                           Inc.  Mr. Doll has 22 years of investment industry
                                                                           experience.
------------------------ ------------------------------------------------- ------------------------------------------------------


COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE FUNDS -- Because the Funds have investment objectives and policies that are similar in many respects, the principal risks of an investment in the Funds also are similar in many respects, although there are certain differences. Similarities include, among others:

o Each Fund primarily invests in equity securities such as common stock. This type of investment involves risks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a fund holds fluctuate in price, the value of your investments in such fund fluctuates.

Differences include, among others:

o Contrary to the Acquired Fund, the Acquiring Fund will have proprietary research risk and foreign securities risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing.

INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES--

The investment strategies, restrictions and risks of the Funds are similar in many respects, although there are certain differences. There can be no assurance that either Fund will achieve its stated objective.

ACQUIRED FUND

o The Acquired Fund's investment sub-adviser, BlackRock Advisors, Inc., seeks to achieve the Fund's objectives by investing principally in U.S. large capitalization value stocks. The portfolio normally invests at least 80% of its total assets in the equity securities of these companies.

o The portfolio manager initially screens for "value" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion.

o The portfolio may also invest in preferred stock and securities convertible into common stock and preferred stock; and options or futures.

o The portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

ACQUIRING FUND

o The Acquiring Fund's investment sub-adviser (EFFECTIVE MAY 1, 2004), Mercury seeks to achieve the portfolio's objective by investing principally in equity securities issued by large cap companies located in the U.S., with up to 20% of such portion may be invested in foreign securities.

Mercury generally seeks to select securities by looking for strong relative earnings growth, preferring internal growth and unit growth over growth resulting from a company's pricing structure. The sub-adviser also considers growth and new products on a selective basis.

Investment Process

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth over growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the fund's portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Mercury considers such factors as:

      o     Relative price earnings and price to book ratios;

      o     Stability and quality of earnings momentum and growth;

      o     Weighted median market capitalizations of the fund's portfolio;

      o Allocation among the economic sectors of the fund's portfolio as compared to the index; and

      o     Weighted individual stocks within the applicable index.

The sub-adviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the portfolio. In considering whether to sell a security, Mercury, may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.

COMPARISON OF PORTFOLIO CHARACTERISTICS--
The following tables compare certain characteristics of the portfolios of the Funds as of December 31, 2003. PLEASE NOTE: ALL OF THE INFORMATION INCLUDED BELOW FOR ACQUIRING FUND REFLECTS SUCH INFORMATION FOR THE FUND WHEN IT WAS SUB-ADVISED BY PILGRIM BAXTER & ASSOCIATES, LTD. AND NWQ INVESTMENT MANAGEMENT COMPANY, LLC:


----------------------------------------------------------------- -------------------- ----------------------
                                                                    ACQUIRING FUND         ACQUIRED FUND
----------------------------------------------------------------- -------------------- ----------------------
Net Assets (thousands)                                                 $384,290                $957
----------------------------------------------------------------- -------------------- ----------------------
Number of Holdings                                                        41                    105
----------------------------------------------------------------- -------------------- ----------------------
Portfolio Turnover Rate                                                  145%                  130%
----------------------------------------------------------------- -------------------- ----------------------
As a percentage of net assets:
----------------------------------------------------------------- -------------------- ----------------------
   Common Stocks                                                        92.2%                98.6%
----------------------------------------------------------------- -------------------- ----------------------
   Short-Term Obligations                                                7.6%                 0.0%
----------------------------------------------------------------- -------------------- ----------------------
   Security Lending Collateral                                          10.9%                 0.0%
----------------------------------------------------------------- -------------------- ----------------------
   Other Assets/Liabilities                                            (10.7)%                1.4%
----------------------------------------------------------------- -------------------- ----------------------
                                                                       100.0%               100.0%
----------------------------------------------------------------- -------------------- ----------------------

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)


          ------------------------------------------------------- ----------------------------------------------------
                    ACQUIRING FUND                                          ACQUIRED FUND
          --------------------------------------- ---------------- ----------------------------------- ---------------
          Fannie Mae                                   5.39%       Citigroup Inc.                          4.69%
          --------------------------------------- ---------------- ----------------------------------- ---------------
          HCA Inc.                                     4.58%       Exxon Mobil Corporation                 3.85%
          --------------------------------------- ---------------- ----------------------------------- ---------------
          ConocoPhillips                               3.98%       International Business Machines         2.42%
                                                                   Corporation
          --------------------------------------- ---------------- ----------------------------------- ---------------
          Countrywide Credit Industries, Inc.          3.82%       Morgan  Chase & Co. (J.P.)              2.40%
          --------------------------------------- ---------------- ----------------------------------- ---------------
          Computer Associates International,           3.56%       U.S. Bancorp                            2.16%
          Inc.
          --------------------------------------- ---------------- ----------------------------------- ---------------
          Morgan Chase & Co. (J.P.)                    3.50%       Verizon Communications, Inc.            2.11%
          --------------------------------------- ---------------- ----------------------------------- ---------------
          Citigroup Inc.                               3.39%       Bank One Corporation                    2.02%
          --------------------------------------- ---------------- ----------------------------------- ---------------
          Liberty Media Corporation - Class A          2.78%       Wachovia Corporation                    1.95%
          --------------------------------------- ---------------- ----------------------------------- ---------------
          Barrick Gold Corporation                     2.66%       Altria Group, Inc.                      1.85%
          --------------------------------------- ---------------- ----------------------------------- ---------------
          IndyMac Bancorp, Inc.                        2.64%       ChevronTexaco Corporation               1.80%
          --------------------------------------- ---------------- ----------------------------------- ---------------



RELATIVE PERFORMANCE -- The following table shows the average annual total return for the Initial class of each Fund and its comparative index. Average annual total return is shown for each calendar year, since 2002 in the case of the Acquired Fund (which commenced operation in 2001) and since 1997 in the case of the Acquiring Fund (which commenced operation in 1996). The indexes have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges. The information below does not reflect fees and expenses associated with an investment in the policies or contracts offered by the Insurance Companies. Shares in the Fund are available only through the purchase of such products.


--------------------- ---------------- -------------------- -------------------- --------------------
   CALENDAR YEAR/        ACQUIREd      RUSSELL 1000 VALUE                         S&P 500 COMPOSITE
    PERIOD ENDED           FUND               INDEX           ACQUIRING FUND            INDEX
--------------------- ---------------- -------------------- -------------------- --------------------
      12/31/97            N/A                  N/A                25.04%               33.36%
--------------------- ---------------- -------------------- -------------------- --------------------
      12/31/98            N/A                  N/A                (4.78)%              28.58%
--------------------- ---------------- -------------------- -------------------- --------------------
      12/31/99            N/A                  N/A                 7.95%               21.04%
--------------------- ---------------- -------------------- -------------------- --------------------
      12/31/00            N/A                  N/A                15.19%               (9.10)%
--------------------- ---------------- -------------------- -------------------- --------------------
      12/31/01            N/A                  N/A                (1.81)%             (11.88)%
--------------------- ---------------- -------------------- -------------------- --------------------
      12/31/02            (23.74)%          (15.52)%             (14.21)%             (22.09)%
--------------------- ---------------- -------------------- -------------------- --------------------
      12/31/03             23.76%            30.03%               29.78%               28.67%
--------------------- ---------------- -------------------- -------------------- --------------------




SECURITIES AND INVESTMENT TECHNIQUES -- (PLEASE NOTE: THE INFORMATION FOR ACQUIRING FUND REFLECTS THE SECURITIES AND INVESTMENT TECHNIQUES THAT WILL BE EMPLOYED WHEN ACQUIRED FUND IS RESTRUCTURED EFFECTIVE MAY 1, 2004 AND SUB-ADVISED BY MERCURY.) The following is a summary of the principal types of securities in which the Funds may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the principal investments of, and the primary risks of investing in, the Funds. However, the fact that a particular risk is not identified does not mean that a Fund is prohibited from investing its assets in investments that give rise to that risk.

STOCKS (BOTH FUNDS). While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

FOREIGN STOCKS. Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events.

PROPRIETARY RESEARCH. Proprietary forms of research may not be effective and may cause overall return to be lower that if other forms of research are used.

COMPARISONS OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you hold units of the Funds. It is expected that combining the Funds will allow Policyowners of the Acquired Fund to realize economies of scale and lower total operating expenses. The Reorganization will result in lower management fees for Acquiring Fund. AFTER MERCURY ASSUMES SUB-ADVISORY SERVICES FOR THE ACQUIRING FUND ON MAY 1, 2004, THE MANAGEMENT FEE WILL BE 0.80% OF THE FIRST $250 MILLION OF ACQUIRING FUND'S AVERAGE DAILY NET ASSETS; 0.775% OF AVERAGE DAILY NET ASSETS OVER $250 MILLION UP TO $750 MILLION; AND 0.75% OF ASSETS OVER $750 MILLION. CURRENTLY, ACQUIRING FUND'S MANAGEMENT FEE IS 0.80% OF THE FUND'S AVERAGE DAILY NET ASSETS AND ACQUIRED FUND'S CURRENT MANAGEMENT FEE IS 0.80% OF THE FUND'S AVERAGE DAILY NET ASSETS. For further information on the fees and expenses of the Acquiring Fund, see "More Information Regarding the Acquiring Fund."

OPERATING EXPENSES -- The current expenses of each Fund and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended December 31, 2003. PRO FORMA FEES AND EXPENSES SHOW ESTIMATED FEES AND EXPENSES OF THE ACQUIRING FUND AFTER GIVING EFFECT TO THE PROPOSED REORGANIZATION AS OF DECEMBER 31, 2003, WITH THE NEW FEE STRUCTURE IN PLACE WITH MERCURY AS SUB-ADVISER TO THE FUND. PRO FORMA numbers are estimated in good faith and are hypothetical. The current and pro forma expenses do not reflect the fees that are assessed under the Policy you have purchased. Please refer to your respective Policy or Contract for these charges.


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)
-----------------------------------------------------------------------------------------------------------------------------------
                     MANAGEMENT FEES    DISTRIBUTION &     OTHER EXPENSES      TOTAL ANNUAL
                                        SERVICE (12B-1)                       FUND OPERATING         EXPENSE       NET OPERATING
                                            FEES(2)                              EXPENSES          REDUCTION(1)       EXPENSES
------------------- ------------------ ------------------ ------------------ ------------------ ---------------- ------------------
ACQUIRING FUND
------------------- ------------------ ------------------ ------------------ ------------------ ---------------- ------------------
Initial Class             0.80%              0.00%              0.04%              0.84%              0.00%            0.84%
------------------- ------------------ ------------------ ------------------ ------------------ ---------------- ------------------
Service Class             0.80%              0.25%              0.05%              1.10%              0.00%            1.10%
------------------- ------------------ ------------------ ------------------ ------------------ ---------------- ------------------
ACQUIRED FUND
------------------- ------------------ ------------------ ------------------ ------------------ ---------------- ------------------
Initial Class             0.80%              0.00%              5.30%              6.10%             (4.80)%           1.30%
------------------- ------------------ ------------------ ------------------ ------------------ ---------------- ------------------
Service Class              N/A                N/A                N/A                N/A                N/A              N/A
------------------- ------------------ ------------------ ------------------ ------------------ ---------------- ------------------
PRO FORMA -
ACQUIRING FUND
INCLUDING ACQUIRED
FUND
------------------- ------------------ ------------------ ------------------ ------------------ ---------------- ------------------
Initial Class             0.79%              0.00%              0.05%              0.84%              0.00%            0.84%
------------------- ------------------ ------------------ ------------------ ------------------ ---------------- ------------------
Service Class             0.79%              0.25%              0.06%              1.10%              0.00%            1.10%
-----------------------------------------------------------------------------------------------------------------------------------

1.   Through a contractual arrangement with each Fund, the Investment Adviser has agreed to limit the expenses of each fund through 4/30/2004 for Acquired Fund, and through 4/30/05 for Acquiring Fund, for expenses (other than distribution and service fees (12b-1) fees) that exceed 1.30% for Acquired Fund and 1.00% for Acquiring Fund. Once Mercury assumes sub-advisory services for Acquiring Fund on May 1, 2004, the expense cap will be 1.00%. After such dates, such contractual arrangements can be terminated at any time by the Investment Adviser.

2.   Initial Class shares have a 12b-1 fee of 0.15%. The Funds' Board has decided to not charge this fee through April 30, 2005.

-----------------------------------------------------------------------------------------------------------------------------------

EXAMPLE -- This example is intended to help you compare the cost of investing in each Fund and in the combined Funds on a PRO FORMA basis. Your actual costs may be higher or lower. THE PRO FORMA INFORMATION REFLECTS THE NEW FEE STRUCTURE THAT WILL BE IN PLACE ON MAY 1, 2004 WHEN MERCURY ASSUMES SUB-ADVISORY DUTIES FOR THE FUND. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results.

-------------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------
ACQUIRING FUND
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------
Initial Class                                             $86              $268             $466             $1,037
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------
Service Class                                            $112              $350             $606             $1,340
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------
ACQUIRED FUND
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------
Initial Class                                            $132            $1,384           $2,608             $5,551
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------
Service Class                                             N/A               N/A              N/A               N/A
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------
PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED FUND
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------
Initial Class                                             $86              $268             $466             $1,037
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------
Service Class                                            $112              $350             $606             $1,340
--------------------------------------------------- ----------------- ---------------- ----------------- ----------------


GENERAL INFORMATION

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Fund), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and, therefore, lower performance) resulting in its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund) These fees and expenses would lower investment performance. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

INVESTMENT ADVISER AND SUB-ADVISER -- The Investment Adviser has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund currently pays an investment advisory fee monthly at the annual rate of 0.80% of the Fund's average daily net assets. In turn, the Investment Adviser currently has entered into a sub-advisory agreement with Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC to provide investment advisory services to the Acquiring Fund. Pursuant to this agreement, the sub-advisers furnish investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquired Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of ATSF's Board of Directors and the Investment Adviser. For such services, the Investment Adviser pays Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC 50% of the fees received by the Investment Adviser, less 50% of any amount it has reimbursed pursuant to the Acquiring Fund's expense limitation arrangement based on the portion of assets of the Fund that each sub-adviser manages. UNDER THE TERMS OF THE SUB-ADVISORY ARRANGEMENT THAT WILL GO INTO EFFECT ON MAY 1, 2004, MERCURY WILL RECEIVE 0.35% OF THE FIRST $250 MILLION OF THE FUND'S AVERAGE DAILY NET ASSETS; 0.325% OF ASSETS OVER $250 MILLION UP TO $750 MILLION; AND 0.30% OF ASSETS OVER $750 MILLION. A NEW INVESTMENT ADVISORY FEE WILL ALSO BE IN PLACE AS LISTED ABOVE.

INVESTMENT PERSONNEL -- The following individuals CURRENTLY have responsibility for the day-to-day management of the Acquiring Fund:

o JON D. BOSSE, CFA, CHIEF INVESTMENT OFFICER OF NWQ, is a co-manager of the NWQ segment of the portfolio. Mr. Bosse joined NWQ in October 1996 as Director of Equity Research and Managing Director. Prior to joining NWQ, he served as Director of Equity Research and portfolio manager of ARCO Investment Management Company.

o E.C. "TED" FRIEDEL, CFA, assists with the management of this portfolio. He previously served as manager of NWQ Value Equity fund since inception. He has been managing director and investment strategist with NWQ since 1983.

o RAYMOND J. MCCAFFREY, CFA, has been the manager of the Pilgrim Baxter segment of this portfolio since its introduction on May 1, 2002. Mr. McCaffrey has been a portfolio manager and analyst at Pilgrim Baxter or its affiliates since 1997. His more than 14 years of investment experience includes positions at Pitcairn Trust Company, Cypress Capital Management and Fidelity Bank.

o PLEASE NOTE: EFFECTIVE MAY 1, 2004, when Mercury assumes sub-advisory duties for Acquiring Fund, the Fund will be managed by a team of investment professionals. The Fund will be managed by a team led by Robert Doll.

PERFORMANCE OF THE ACQUIRING FUND -- The bar chart and table shown below provide an indication of the risks of investing in the Acquiring Fund by showing (on a calendar year basis) changes in the Acquiring Fund's annual total return from year to year and by showing (on a calendar year basis) how the Acquiring Fund's average annual returns for one year and since inception, compare to those of a broad-based securities market index--the S&P 500 Composite Stock Index. Note that an index has an inherent performance advantage over the Acquiring Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The information in the bar chart is based on the performance of the Initial Class shares of the Acquiring Fund. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance is not an indication of how the Fund will perform in the future. PLEASE NOTE: THE INFORMATION INCLUDED REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND WHEN SUB-ADVISED BY NWQ AND PILGRIM BAXTER. EFFECTIVE MAY 1, 2004 MERCURY WILL BECOME SUB-ADVISER TO THE FUND AND THE INVESTMENT STRATEGIES AND OBJECTIVE WILL CHANGE FOR THE FUND.

                                 ACQUIRING FUND

One year total return as of December 31, 2003:

                                    [GRAPH]

During the period shown in the chart, the Acquiring Fund's best quarterly performance was 19.27% for the quarter ended June 30, 2003 and the Fund's worst quarterly performance was (20.67)% for the quarter ended September 30, 2002. The table below shows the average annual total returns of the initial class shares of the Acquiring Fund for the periods shown. The table compares how the Acquiring Fund's average annual total returns for different calendar periods compare to a broad-based securities market index.

-------------------------------------------------------------------- --------------- ------------- ------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003     ONE YEAR       FIVE YEAR    SINCE INCEPTION MAY 1, 1996
-------------------------------------------------------------------- --------------- ------------- ------------------------------
     Acquiring Fund Initial Class                                        29.78%          6.33%                 8.22%
-------------------------------------------------------------------- --------------- ------------- ------------------------------
     S&P 500 Composite Index**                                           28.67%         (0.57)%                8.85%
---------------------------------------------------------------------------------------------------------------------------------
*   Returns reflect the reinvestment of dividends and capital gains.

**  The S&P 500 Composite Index ("S&P 500") is an index composed of 500 widely held common stocks listed on the New York Stock Exchange and over-the-counter market.
---------------------------------------------------------------------------------------------------------------------------------

For a discussion by the Investment Adviser regarding the performance of the Acquiring Fund for the period ended December 31, 2003, see Appendix B to this Proxy Statement/Prospectus. Additional information about the Acquiring Fund is included in the section, "More Information Regarding the Acquiring Fund."

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Initial and Service Class shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated. Units will then be distributed proportionately to Policyowners.

After the Reorganization, each Policyowner of the Acquired Fund will own units in the Acquiring Fund having an aggregate value equal to the aggregate value of units of the Acquired Fund held by that Policyowner as of the close of business on the business day preceding the Closing. Policyowners of Initial and Service Class shares of the Acquired Fund will receive units of the corresponding class of the Acquiring Fund.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholder's interest previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization. Units will then be distributed proportionately to Policyowners.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Funds have investment objectives, strategies and risks that are similar in many respects. Because the Acquired Fund may invest in similar types of securities as the Acquiring Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Fund, which should benefit Policyowners of the Funds by spreading costs across a larger, combined asset base, and which may allow Policyowners of the Acquired Fund to continue to participate in a professionally managed portfolio with lower Management fees. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may eventually realize economies of scale and lower operating expenses.

The proposed Reorganization was presented to the Board of Directors of ATSF for consideration and approval at a meeting held on September 9, 2003. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of ATSF, determined that the interests of the Policyowners of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

BOARD CONSIDERATIONS -- The Board of Directors of ATSF, in recommending the proposed transaction, considered the following:

1. expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, which indicate that current Policyowners of the Acquired Fund will benefit from the Reorganization by getting a comparable investment;

2. the Reorganization would allow Policyowners of the Acquired Fund to continue to participate in a professionally-managed portfolio. As Policyowners of the Acquiring Fund, these Policyowners would continue to be able to exchange into other funds that are offered under their Policies in the large ATSF fund complex that offer the same class of shares in which a Policyowner currently invested;

3. the Reorganization would not dilute the interests of either Fund's current Policyowners;

4. the relative investment performance and comparable risks of the Acquiring Fund as compared to the Acquired Fund;

5. the similarity of the Acquiring Fund's investment objectives, policies and restrictions to those of the Acquired Fund and the fact that the Funds are somewhat duplicative within the overall group of funds;

6. elimination of duplication of costs and inefficiencies of having two similar Funds; and

The Board also considered the future potential benefits to ATSF in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE BOARD OF DIRECTORS OF ATSF RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND PROVIDE INSTRUCTIONS TO APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund nor the Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carry-forward).

Both Funds have elected and qualified to be taxed as regulated investment companies under Section 851-855 of the Code, and after the Reorganization, the Acquiring Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution if the same class of shares to shareholders, ATSF will terminate the Acquired Fund as a series of ATSF.


EXPENSES OF THE REORGANIZATION -- The Investment Adviser will bear the expenses relating to the Reorganization, including, but not limited to, the costs of the proxy solicitation services. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION -- Each of the Funds is a series of ATSF, an open-end management company organizes as a Maryland corporation on August 21, 1985. ATSF is governed by a Board of Directors which consists of nine individuals, seven of whom are not "interested persons" as defined in the Investment Company Act of 1940 (the "1940 Act"). The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Directors of investment companies in the 1940 Act and under state law.

DISTRIBUTOR -- AFSG Securities Corporation ("AFSG" or the "Distributor"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the principal distributor for the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS -- Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective Fund. There are no fees or sales charges on reinvestments

If the Reorganization Plan is approved by shareholders of the Acquired Fund, then as soon as practicable before the Closing, the Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION -- The following table shows the capitalization of each Fund as of DECEMBER 31, 2003 and on a PRO FORMA basis as of December 31, 2003, giving effect to the Reorganization:


---------------------------------------------------- ------------------------ -------------------------- --------------------------
                                                            NET ASSETS        NET ASSET VALUE PER SHARE     SHARES OUTSTANDING
---------------------------------------------------- ------------------------ -------------------------- --------------------------
ACQUIRING FUND
---------------------------------------------------- ------------------------ -------------------------- --------------------------
Initial Class                                                $383,372                  $14.97                     25,604
---------------------------------------------------- ------------------------ -------------------------- --------------------------
Service Class                                                  $918                    $15.06                       61
---------------------------------------------------- ------------------------ -------------------------- --------------------------
ACQUIRED FUND
---------------------------------------------------- ------------------------ -------------------------- --------------------------
Initial Class                                                  $957                     $9.07                       106
---------------------------------------------------- ------------------------ -------------------------- --------------------------
PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED FUND
---------------------------------------------------- ------------------------ -------------------------- --------------------------
Initial Class                                                $384,329                  $14.97                     25,668
---------------------------------------------------- ------------------------ -------------------------- --------------------------

Service Class                                                  $918                    $15.06                       61
-----------------------------------------------------------------------------------------------------------------------------------

(1) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.
-----------------------------------------------------------------------------------------------------------------------------------

GENERAL INFORMATION

SOLICITATION OF VOTING INSTRUCTIONS. Voting instructions are being solicited at the request of the Board of Directors of ATSF. Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about April 5, 2004. The Funds have retained ALAMO Direct ("ALAMO"), a professional proxy solicitation, mailing and tabulation firm, to assist with this solicitation. The estimated costs for the proxy services of ALAMO are estimated to be approximately $3,002, plus applicable postage.

If a Policyowner wishes to participate in the Special Meeting, but does not wish to give instructions by telephone, the Policyowner may still submit the voting instruction form originally sent with the Proxy Statement/Prospectus, attend in person, vote via the Internet or by facsimile. Should a Policyowner require additional information regarding the voting instruction form or require replacement of the voting instruction form, they may contact Customer Service at the number listed in the Policy they have purchased.

A Policyowner may revoke the accompanying voting instruction form at any time prior to its use by filing with ATSF a written revocation or executed voting instruction form bearing a later date. In addition, any Policyowner that attends the Special Meeting of Acquired Fund, in person may provide instructions at the Special Meeting, thereby canceling any instructions previously given. However, attendance at the Special Meeting, by itself, will not revoke previous instructions.

IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of the Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Acquired Fund entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Acquired Fund entitled to vote thereon.

Acquired fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares, present in person or by proxy, shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

VOTING INSTRUCTIONS - Interests in the Policies for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. The respective Insurance Companies will also vote any shares in separate accounts that they own and that are not attributable to Policies in the same proportion as determined for Policyowners. Abstentions will be applied on a pro rata basis to reduce the votes eligible to be cast.

If voting instructions are properly submitted and returned in time to be voted at the Special Meeting, the units represented by the voting instruction form will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any Policyowner that has submitted his or her voting instructions has the right to revoke it at any time prior to its exercise, either by attending the Special Meeting and submitting a new voting instruction form, or by submitting a letter of revocation or a later-dated voting instruction form to ATSF at the above address prior to the Special Meeting.

For your convenience, you may submit your instructions by mail, by telephone, via the Internet or by facsimile. If you provide your instructions by mail, please indicate your instructions on the enclosed voting instruction form, date and sign the form, and mail it in the enclosed envelope, which requires no postage if mailed in the United States, allowing sufficient time to be received by April 27, 2004 at the time of the Special Meeting. To submit your instructions via the Internet, by telephone or by facsimile, please follow the instructions printed at the top of your instruction card.

If you submit your instructions via the Internet, by telephone or via facsimile, please DO NOT mail your voting instruction form. Please provide your instructions only one time, unless you decide to change your instructions.

REPORTS TO POLICYOWNERS - ATSF will furnish, without charge, a copy of the most recent Annual Report regarding the Funds upon request. Requests for such reports should be directed to ATSF, 570 Carillon Parkway, St. Petersburg, FL 33716 or at
(800) 851-9777.

OTHER MATTERS TO COME BEFORE THE MEETING -- The Funds do not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

POLICYOWNERS PROPOSALS -- ATSF is not required to hold regular annual meetings and, in order to minimize their costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ATSF management. Therefore it is not practicable to specify a date by which Policyowner proposals must be received in order to be incorporated in an upcoming proxy statement for a shareholder meeting or to be submitted to Policyowners of ATSF.

Policyowners wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

INFORMATION ABOUT THE FUNDS -- ATSF is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETINGS MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.









                                                   John K. Carter, Esq.
                                                   Senior Vice President,
                                                   Secretary & General Counsel




April 3, 2004

                  MORE INFORMATION REGARDING THE ACQUIRING FUND


POLICYOWNER INFORMATION

PURCHASE AND REDEMPTION OF SHARES. The Insurance Companies purchase shares of the Funds for variable annuity and variable life insurance separate accounts. Each buys and sells shares of the Funds at the net asset value per share ("NAV") next determined after it submits the order to buy or sell. A Fund's NAV is generally calculated as of the close of treading on every day the New York Stock Exchange is open.

Shares of the Funds may be purchased only indirectly through the purchase of a policy issued by the respective Insurance Company. The prospectus for such policies describes any sales charges applicable to your policy.

CHOOSING A SHARE CLASS. ATSF has two classes of shares for each portfolio in its series, an Initial Class and a Service Class. Initial Class has an annual 12b-1 fee of 0.15%, which is not currently implemented, and Service Class has an annual 12b-1 fee of 0.25%.

DETERMINATION OF NET ASSET VALUE. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 4 p.m. Eastern time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the ATSF Board of Directors.

DISTRIBUTOR. AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499 serves as the ATSF distributor. The Distributor is an affiliate of the Investment Adviser and ATFA.

12B-1 FEES. The Funds have adopted a 12b-1Plan under the Investment Company Act of 1940 ("1940 Act") (individually, a "12b-1 Plan," applicable to both the Initial Class shares and Service Class shares of the Funds. AFSG receives the sales fees or loads imposed on these shares (up to 0.15% of the average daily net assets on Initial Class shares - which is not currently implemented - and 0.25% on Service class shares).

MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Investment Adviser serves as the investment adviser for the Acquiring Fund. The investment adviser hired PBHG and NWQ as co-sub-advisers for the Acquiring Fund through April 30, 2004, at which time Mercury will become sub-adviser to Acquiring Fund, to furnish investment advice and recommendations. The investment adviser also monitors the sub-adviser's buying and selling of securities and administration of the Fund.

The Investment Adviser is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. The Distributor is an affiliate of ATFA and the Fund.

AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits ATSF and its investment adviser, the Investment Adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

DISTRIBUTIONS AND DIVIDENDS

The Acquiring Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions are automatically reinvested in additional units of the respective class of the Acquiring Fund, unless the shareholder requests cash. There are no fees or sales charges on reinvestments.

                     FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

THE ACQUIRING FUND. The financial highlights table is intended to help you understand the Acquiring Fund's financial performance for its shares for each period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information through December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the ATSF financial statements, are included in the ATSF Annual Report, which is available upon request without charge.

                                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a)
                                      ---------------------------------------------------------------------------------------------
                                                  INVESTMENT OPERATIONS                            DISTRIBUTIONS
                        NET ASSET     ----------------------------------------------  ---------------------------------------------
            YEAR OR       VALUE,             NET         NET REALIZED                   FROM NET     FROM NET
            PERIOD      BEGINNING        INVESTMENT     AND UNREALIZED    TOTAL        INVESTMENT    REALIZED          TOTAL
           ENDED(b)     OF PERIOD       INCOME (LOSS)    GAIN (LOSS)    OPERATIONS       INCOME    CAPITAL GAINS   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Initial   12/31/2003        $ 11.63               $0.17         $ 3.28       $ 3.45       $ (0.11)          $ --          $ (0.11)
Class     12/31/2002          14.09                0.18         (2.17)       (1.99)         (0.12)        (0.35)            (0.47)
          12/31/2001          14.37                0.15         (0.41)       (0.26)         (0.02)            --            (0.02)
          12/31/2000          12.77                0.15           1.78         1.93         (0.18)        (0.15)            (0.33)
          12/31/1999          12.12                0.10           0.85         0.95         (0.10)        (0.20)            (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
Service
Class     12/31/2003          11.77                0.11           3.19         3.30         (0.01)            --            (0.01)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         RATIOS/SUPPLEMENTAL DATA
                                                                NET     -----------------------------------------------------------
                                                               ASSETS,   RATIO OF EXPENSES TO     NET INVESTMENT
                                   NET ASSET    TOTAL          END OF    AVERAGE NET ASSETS (f)    INCOME (LOSS)
               YEAR OR PERIOD      VALUE, END   RETURN         PERIOD   -------------------------   TO AVERAGE        PORTFOLIO
                  ENDED(b)         OF PERIOD    (c)(g)         (000's)     NET(d)     TOTAL(e)     NET ASSETS(f)   TURNOVER RATE(g)
-----------------------------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2003           $14.97     29.78%         $383,372    0.84%       0.84%          1.33%              145%
                 12/31/2002            11.63    (14.21)          242,152    0.89         0.89           1.40              200
                 12/31/2001            14.09     (1.81)          165,683    0.94         0.94           1.07              31
                 12/31/2000            14.37     15.19           144,818    0.88         0.88           1.10              46
--
                 12/31/1999            12.77      7.95           137,158    0.90         0.90           0.77              34
-----------------------------------------------------------------------------------------------------------------------------------
Service Class    12/31/2003            15.06     28.03               918    1.10         1.10           1.19              145
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Acquiring Fund share classes are as follows: Initial Class - May 1, 1996 Service Class - May 1,
     2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

                                   APPENDIX A

                       AGREEMENT & PLAN OF REORGANIZATION

THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 9th day of September 2003 by AEGON/Transamerica Series Fund, Inc. (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of PBHG/NWQ Value Select (the "Acquiring Fund") and BlackRock Large Cap Value (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Initial Class and Service Class voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Directors of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

         1.1 Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Initial Class and Service Class Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

         1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

         1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Initial Class and Service Class Acquiring Fund Shares to be so credited to Initial Class and Service Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

         1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.       VALUATION

         2.1 The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Directors.

         2.2 The net asset value of a Initial Class or Service Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

         2.3 The number of Initial Class and Service Class Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Initial Class and Service Class shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by Acquired Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for ATSF.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be February 29, 2004, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.

         3.2 The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

         3.3 AEGON/Transamerica Investor Services, Inc., as transfer agent for Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Initial Class and Service Class shares owned by each such shareholder immediately prior to the Closing.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

                  (a) Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the state of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

                  (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

                  (g) Material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

                  (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2003 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring
                           Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date;

                  (j) Since October 31, 2003 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

                  (k) On the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                  (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph
                           3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

                  (n) The execution and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of Acquired Fund, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

                  (a) Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

                  (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

                  (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2003 of the Acquiring Fund, and the Statement of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date;

                  (i) Since October 31, 2003, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

                  (j) On the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

                  (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

                  (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

                  (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and
                           (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.       COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

         5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 Acquired Fund will call a meeting of shareholders of Acquired Fund to consider and act upon this Plan and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 Acquired Fund covenants that the Initial Class and Service Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

         5.5 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

         5.6 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

         5.7 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Initial Class and Service Class Acquiring Fund Shares received at the Closing.

         5.8 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

         5.9 The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the

                  Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

         5.10 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

         The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

         6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

         7.3 The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

         7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
         ACQUIRED FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

         8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.      TERMINATION

         This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.    AMENDMENTS

       This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Initial Class and Service Class Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.    HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

         13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

         13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

         13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

         13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Articles of Incorporation of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and Acquiring Fund, has caused this Plan to be approved and executed by its President.

                                    AEGON/Transamerica Series Fund, Inc.

                                    By:  Brian C. Scott

                                    Title:  President & Chief Executive Officer

                                   APPENDIX B

                      REPORT FOR ATSF PBHG/NWQ VALUE SELECT

Set forth below is an excerpt from the Annual Report of ATSF PBHG/NWQ Value Select, dated December 31, 2003, regarding the Fund's performance.

MARKET ENVIRONMENT

NWQ INVESTMENT MANAGEMENT COMPANY, INC.:

The U.S. stock market turned decisively bullish in 2003, breaking its three-year streak of negative returns. The heightened enthusiasm for stocks was generated by compelling valuations early in the year, increases in earnings, and confidence in the strength and sustainability of the current economic expansion. All of the major market indices posted 25 percent plus gains for the year, notwithstanding a slow start and negative index returns for the first quarter of 2003. Small capitalization stocks significantly outperformed large capitalization stocks for the year, while the large capitalization growth and value indices appreciated almost equally. Although stock valuations are no longer the bargains they were leading up to the Iraq War nine months ago, market sentiment has improved with lessened geopolitical uncertainty and a broadening global economic recovery. U.S. corporate earnings have recovered from their recessionary lows as increased revenue growth is being leveraged against tight cost controls, flexibility in the labor markets, and decreased capital costs.

PILGRIM BAXTER & ASSOCIATES, LTD.:

The twelve-month period ended December 31, 2003 began with fluctuations in stock prices, as uncertainty about the direction of the economy combined with concerns over international tensions to create a volatile environment. But overall the year saw many changes across the political and economic landscapes that served to fuel a dramatic rally in the U.S. equity markets. During the year, the United States and its allies took military action against Iraq and ousted the regime of Saddam Hussein. Despite growing concern over the slow moving reconstruction process, the American public was relieved to hear in December that U.S. forces had captured the ever-elusive Saddam. On the home front, investor optimism received further impetus when Congress passed a $350 billion tax cut and the Federal Reserve Board ("Fed") trimmed short-term rates by another quarter percentage point, bringing rates to 45-year lows. During the final quarter of the year, the Fed reported that economic expansion had increased and consumer spending was still going strong, although the job market continued to remain weak. Despite lingering concerns about the sustainability of economic recovery and stock market rally, stocks ended 2003 with a bang, with the Dow Jones Industrial Average, NASDAQ Composite Stock Index and Standard and Poor's 500 Composite Stock Index ("S&P 500") all posting two year highs. The rally during the second half of the year tended to be dominated by what we consider to be more speculative stocks, notably from the technology sector. While our stock selection for the PBHG portion of the portfolio tended to be good, we were underweight relative to technology and other cyclical sectors. We continue to focus on what we believe are high quality companies that generate strong cash flows, have healthy balance sheets and strong prospects for stable earnings growth. Our lack of exposure to what we consider lower quality issues proved to be a handicap to performance in the technology sector as we believe investors have been speculating over which stocks will benefit most from an economic recovery, bidding up their prices to levels that we consider overdone. We believe this emphasis resulted in most of the underperformance of the PBHG portion relative to the S&P 500 for the period.

PERFORMANCE

For the year ended December 31, 2003, PBHG/NWQ Value Select returned 29.78%. By comparison its benchmark, the S&P 500 returned 28.67%.

STRATEGY REVIEW

NWQ INVESTMENT MANAGEMENT COMPANY, INC.:
Gains for the full year were led by significant contributions from the technology and financial holdings. For the most recent quarter, performance results benefited from the market's strong rotation into energy stocks, as well as several portfolio positions in finance, technology, and food products. Energy stocks appreciated as compelling valuations attracted investor attention and commodity prices remained resilient. With oil prices remaining stubbornly above $30 and recently trading above the pre-Iraq War highs, Wall Street analysts have begun to raise target equilibrium prices for crude oil from the low to the mid $20's or higher. Continued strength in the housing market benefited many mortgage-related stocks, which have been exceptional performers all year. We opportunistically added to our existing mortgage related holdings, Fannie Mae, Countrywide Credit Industries, Inc., IndyMac Bancorp, Inc., and MGIC Investment Corporation, throughout the year. In the technology sector, improving business conditions and renewed investor interest contributed to strong gains for many industry groups within this market segment. We increased our investment in the sector during the early part of 2003 and reduced it later following strong performance.

PILGRIM BAXTER & ASSOCIATES, LTD.:

Throughout the year, we maintained our disciplined approach, focusing on what we believe are better quality companies with stable earnings outlooks. We tended to emphasize industries such as energy, health care, consumer staples and financial services, with our most noteworthy overweight positions in health care and consumer staples. At the same time, we underweighted technology. This strategy was not rewarded in the rally that began in March and continued through most of the year, but we believe it offers the best opportunity to be successful in the long term. Despite the fact that we have found a number of good performers within the technology sector, we believe the overall valuations of many technology companies and other more speculative areas of the market have risen to excessive levels. Early in the year, our emphasis on consumer staples and health care stocks supported performance. Our consumer staples selections continued to perform well as the year progressed, with companies such as ConAgra Foods, Inc. and Sara Lee Corporation gaining strongly. Our health care holdings were volatile throughout the period but some strong stock selection and our overweight position relative to the benchmark proved to be one of the primary drivers of performance. In particular, Aetna Inc. ("Aetna") and Bristol-Myers Squibb Co. ("Bristol-Myers") both posted strong results. Aetna benefited from some favorable pricing trends and some restructuring throughout the year. Bristol- Myers bounced back nicely from a difficult 2002 as they put some challenging inventory issues behind them. The biggest disappointment during the first three quarters of the year was in our energy position. These stocks lagged the market, despite rising oil and natural gas prices and strong operating results from industry leaders. Although our energy position detracted from performance during most of the period, we saw the tide turn in the fourth quarter as our holdings in this sector boosted performance. As oil and natural gas prices continue to remain stubbornly high, energy holdings that had some of the best growth profiles and earnings, seemed to have finally caught investors' favor.

Raymond J.McCaffrey
Portfolio Manager
Pilgrim Baxter Associates, Ltd.

E. C. Friedel
Portfolio Manager
NWQ Investment Management Company, LLC

                                   APPENDIX C



---------------------------------------- -------------------------------------
INSURANCE COMPANY NAME AND ADDRESS        % OF OWNERSHIP OF ACQUIRED FUND
---------------------------------------- -------------------------------------
Transamerica Life Insurance Company
4333 Edegewood Road NE                                99.99%
Cedar Rapids, IA  52499
---------------------------------------- -------------------------------------
AEGON/Transamerica Fund Advisers, Inc.*
570 Carillon Parkway                                   0.01%
St. Petersburg, FL 33716
---------------------------------------- -------------------------------------



*Investment Adviser



                                       C-1